
                                                                 TRANSACTION NUMBER ASSIGNED [_]  [_]  [_]  [_]  [_]  [_]  [_]  [_]

------------------------------------------------------------------------------------------ ----------------------------------------
16 C.F.R. Part 803 - Appendix                                                              Approved by OMB
NOTIFICATION AND REPORT FORM FOR CERTAIN MERGERS AND ACQUISITIONS                          3084-0005
                                                                                           Expires 05/31/04
-----------------------------------------------------------------------------------------------------------------------------------
THE INFORMATION REQUIRED TO BE SUPPLIED ON THESE ANSWER SHEETS IS SPECIFIED IN THE INSTRUCTIONS
>  Attach the Affidavit required by ss. 803.5 to this page.
-----------------------------------------------------------------------------------------------------------------------------------
FEE INFORMATION                                           TAXPAYER IDENTIFICATION NUMBER _58-2210952_________________
                                                          or SOCIAL SECURITY NUMBER of payer ________________________
AMOUNT PAID    $125,000                                   (acquiring person (and payer if different from acquiring person))
                ------------
In cases where your filing fee would be higher if         CHECK ATTACHED  | |   MONEY ORDER ATTACHED   | |
based on acquisition price or where the acquisition       WIRE TRANSFER   |X|   CONFIRMATION NO. _0805E3B75D4C000289__
price is undetermined to the extent that it may           FROM: NAME OF INSTITUTION  _Wachovia Bank___________________
straddle a filing fee threshold, attach an explanation    NAME OF PAYER (if different from PERSON FILING) __N/A_______
of how you determined the appropriate fee
(acquiring persons only).
               Attachment Number            _N/A_
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IS THIS A CORRECTIVE FILING?     | | YES       |X| NO
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IS THIS ACQUISITION SUBJECT TO FOREIGN FILING REQUIREMENTS?   | | YES       |X| NO
    If YES, list jurisdictions: _______________________________
-----------------------------------------------------------------------------------------------------------------------------------
IS THIS ACQUISITION A CASH TENDER OFFER?   | | YES     |X| NO      | BANKRUPTCY?    | | YES        |X| NO
-----------------------------------------------------------------------------------------------------------------------------------
DO YOU REQUEST EARLY TERMINATION OF THE WAITING PERIOD? (Grants of early termination are published in the Federal Register AND
      |X| YES   | | NO                                              on the FTC web site www.ftc.gov)
-----------------------------------------------------------------------------------------------------------------------------------
ITEM 1 - PERSON FILING                 AGL Resources Inc.
1(a)  NAME and                         Ten Peachtree Place
      HEADQUARTERS ADDRESS             Atlanta, Georgia  30309
        of PERSON FILING
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1(b)  PERSON FILING NOTIFICATION IS
        |X| an acquiring person    | |  an acquired person       | | both
-----------------------------------------------------------------------------------------------------------------------------------
1(c)  PUT AN "X" IN THE APPROPRIATE BOX TO DESCRIBE PERSON FILING NOTIFICATION
        |X| Corporation    | | Partnership    | | Other (Specify) _____________________________
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1(d)  DATA FURNISHED BY
        |X| calendar year      | | fiscal year (specify period ) _________ (month/year) to ________ (month/year)
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THIS FORM IS REQUIRED BY LAW and must be filed separately by         this Form is confidential. It is exempt from disclosure
each person which, by reason of a merger, consolidation or           under the Freedom of Information Act, and may be made public
acquisition, is subject to ss.7A of the Clayton Act, 15              only in an administrative or judicial proceeding, or
U.S.C. ss.18a, as added by Section 201 of the                        disclosed to Congress or to a duly authorized committee or
Hart-Scott-Rodino Antitrust Improvements Act of 1976, Pub.           subcommittee of Congress.
L. No. 94-435, 90 Stat. 1390, and rules promulgated
thereunder (hereinafter referred to as "the rules" or by             Filing - Complete and return two copies (with one original
section number). The statute and rules are set forth in the          affidavit and certification and one set of documentary
Federal Register at 43 FR 33450; the rules may also be found         attachments) of this Notification and Report Form to:
at 16 CFR Parts 801-03. Failure to file this Notification            Premerger Notification Office, Bureau of Competition, Room
and Report Form, and to observe the required waiting period          303, Federal Trade Commission, 600 Pennsylvania Avenue,
before consummating the acquisition in accordance with the           N.W., Washington, D.C. 20580. Three copies (with one set of
applicable provisions of 15 U.S.C. ss.18a and the rules,             documentary attachments) should be sent to: Director of
subjects any "person," as defined in the rules, or any               Operations and Merger Enforcement, Antitrust Division,
individuals responsible for noncompliance, to liability for          Department of Justice, Patrick Henry Building, 601 D Street,
a penalty of not more than $11,000 for each day during which         N.W., Room #10013, Washington, D.C. 20530. (For FEDEX
such person is in violation of 15 U.S.C. ss.18a.                     airbills to the Department of Justice, do not use the 20530 zip code; use zip code 20004.)
All information and documentary material filed in or with

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DISCLOSURE NOTICE - Public reporting burden for this report          Under the Paperwork Reduction Act, as amended, an agency may
is estimated to vary from 8 to 160 hours per response, with          not conduct or sponsor, and a person is not required to
an average of 39 hours per response, including time for              respond to, a collection of information unless it displays a
reviewing instructions, searching existing data sources,             currently valid OMB control number. That number is
gathering and maintaining the data needed, and completing            3084-0005, which also appears in the upper right-hand corner
and reviewing the collection of information. Send comments           of the first page of this form.
regarding the burden estimate or any other aspect of this
report, including suggestions for reducing this burden to:

  Premerger Notification Office,            Office of Information and
  H-303                                           Regulatory Affairs,
  Federal Trade Commission                  Office of Management and Budget
  Washington, DC 20503                      Washington, DC 20580

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FTC FORM C4 (rev. 07/01/01)                                       1 of 16



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NAME OF PERSON FILING NOTIFICATION                                                                      DATE
AGL Resources Inc.                                                                                      August 3, 2004
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1(e)  PUT AN X IN THE APPROPRIATE BOX AND GIVE THE NAME AND ADDRESS OF ENTITY FILING NOTIFICATION (if other than ultimate parent entity)
-----------------------------------------------------------------------------------------------------------------------------------
   |X| NA   | | This report is being filed on behalf of   | | This report is being filed on behalf of the ultimate parent entity by
                a foreign person pursuant to ss. 803.4.       another entity within the same person authorized by it to file pursuant to ss. 803.2(a).

-----------------------------------------------------------------------------------------------------------------------------------
NAME OF ENTITY FILING NOTIFICATION                          ADDRESS

   N/A


-----------------------------------------------------------------------------------------------------------------------------------
1(f)  NAME AND ADDRESS OF ENTITY MAKING ACQUISITION OR WHOSE ASSETS OR VOTING SECURITIES ARE BEING ACQUIRED IF DIFFERENT
      FROM THE ULTIMATE PARENT ENTITY IDENTIFIED IN ITEM 1(a)
                                                      Cougar Corporation
                                                      c/o AGL Resources Inc.
                                                      Ten Peachtree Place
                                                      Atlanta, Georgia  30309

-----------------------------------------------------------------------------------------------------------------------------------
      PERCENT OF VOTING SECURITIES HELD BY EACH ENTITY IDENTIFIED IN ITEM 1(a)

   One hundred percent (100%)


-----------------------------------------------------------------------------------------------------------------------------------
1(g)  IDENTIFICATION OF PERSON TO CONTACT REGARDING THIS REPORT
-----------------------------------------------------------------------------------------------------------------------------------
    NAME OF CONTACT PERSON    Christine A. Bergin, Esq.
                     TITLE    Counsel
                 FIRM NAME    LeBoeuf, Lamb, Greene & MacRae, LLP
          BUSINESS ADDRESS    125 West 55th Street
                              New York, NY 10019
          TELEPHONE NUMBER    (212) 424-8138
                FAX NUMBER    (212) 424-8500
            E-MAIL ADDRESS    cbergin@llgm.com
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(h)   IDENTIFICATION OF AN INDIVIDUAL LOCATED IN THE UNITED STATES DESIGNATED FOR THE LIMITED PURPOSE OF
      RECEIVING NOTICE OF ISSUANCE OF A REQUEST FOR ADDITIONAL INFORMATION OR DOCUMENTS. (See ss. 803.20(b)(2)(iii))
-----------------------------------------------------------------------------------------------------------------------------------
    NAME OF CONTACT PERSON
                     TITLE    Not Applicable
                 FIRM NAME
          BUSINESS ADDRESS

          TELEPHONE NUMBER
                FAX NUMBER
            E-MAIL ADDRESS
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ITEM 2
-----------------------------------------------------------------------------------------------------------------------------------
2(a)  LIST NAMES OF ULTIMATE PARENT ENTITIES OF ALL ACQUIRING   LIST NAMES OF ULTIMATE PARENT ENTITIES OF ALL
      PERSONS                                                   ACQUIRED PERSONS


   AGL Resources Inc.                                           NUI Corporation

-----------------------------------------------------------------------------------------------------------------------------------
2(b)  THIS ACQUISITION IS (put an X in all the boxes that apply)
 | |  an acquisition of assets                                                  | |  a consolidation (see ss. 801.2)
 |X|  a merger (see ss. 801.2)                                                  | |  an acquisition of voting securities
 | |  an acquisition subject to ss. 801.2(e)                                    | |  a secondary acquisition
 | |  a formation of a joint venture of other corporation (see ss. 801.40)      | |  an acquisition subject to ss. 801.31
 | |  an acquisition subject to ss. 801.30 (specify type)
 | |  other (specify) ________________________

-----------------------------------------------------------------------------------------------------------------------------------
2(c)  INDICATE THE HIGHEST NOTIFICATION THRESHOLD IN ss. 801.1(h) FOR WHICH THIS FORM IS BEING FILED (acquiring person only)

      | | $50 million      | | $100 million    | | $500 million     | | 25% (see Instructions)        |X|  50%

-----------------------------------------------------------------------------------------------------------------------------------
2(d)(i) VALUE OF VOTING SECURITIES TO BE     (ii) PERCENTAGE OF     (iii) VALUE OF ASSETS TO BE HELD        (iv) AGGREGATE TOTAL
      HELD AS A RESULT OF THE ACQUISITION      VOTING SECURITIES     AS A RESULT OF THE ACQUISITION                 VALUE
                                                                                                                 approximately
           approximately $220,000,000                  100%                 $   N/A                               $220,000,000
-----------------------------------------------------------------------------------------------------------------------------------

FTC FORM C4 (rev. 07/01/01)                                       2 of 16



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NAME OF PERSON FILING NOTIFICATION                                                                      DATE
AGL Resources Inc.                                                                                      August 3, 2004
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
2(e)  If aggregate total value in 2(d)(iv) is based in whole or in part on a fair market valuation pursuant to ss. 801.10(c)(3), identify the person or persons responsible for making the valuation (acquiring persons only).

   N/A


-----------------------------------------------------------------------------------------------------------------------------------
ITEM 3
3(a)  DESCRIPTION OF ACQUISITION


   Acquiring Person                                                Acquiring Entity
   ----------------                                                ----------------
   AGL Resources Inc.                                              Cougar Corporation
   Ten Peachtree Place                                             c/o AGL Resources Inc.
   Atlanta, Georgia  30309                                         Ten Peachtree Place
                                                                   Atlanta, Georgia  30309

   Acquired Person                                                 Acquired Entity
   ---------------                                                 ---------------
   NUI Corporation                                                 NUI Corporation
   550 Route 202-206                                               550 Route 202-206
   P.O. Box 760                                                    P.O. Box 760
   Bedminster, New Jersey  07921-0760                              Bedminster, New Jersey  07921-0760




Pursuant to an Agreement and Plan of Merger dated July 14, 2004 between AGL Resources Inc., Cougar Corporation and
NUI Corporation, the parties will execute a reverse triangular merger in which a newly formed subsidiary of AGL
Resources Inc. will merge with and into NUI Corporation, with NUI Corporation as the surviving corporation.  Each share of common stock of NUI Corporation outstanding at the date and time when the Merger shall become effective will be converted into the right to receive $13.70 in cash.  Each share of common stock of the newly formed subsidiary of AGL Resources Inc. outstanding at the date and time when the Merger shall become effective will be converted into one share of the surviving corporation.  The total value of the voting securities being acquired is approximately $220,000,000.


This transaction is contingent upon the satisfaction of conditions stated in the Agreement and Plan of Merger, including the expiration or early termination of the applicable waiting period under the Hart-Scott-Rodino
Antitrust Improvements Act of 1976 and the approval of the transaction by the New Jersey Board of Public Utilities, the Florida Public Service Commission, the Maryland Public Service Commission and the Virginia State Corporation
Commission.  Closing will occur as soon as possible after these conditions are met.


-----------------------------------------------------------------------------------------------------------------------------------

FTC FORM C4 (rev. 07/01/01)                                       3 of 16



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NAME OF PERSON FILING NOTIFICATION                                                                      DATE
AGL Resources Inc.                                                                                      August 3, 2004
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
3(b)(i) ASSETS TO BE ACQUIRED (to be completed only for asset acquisitions)

   Not Applicable


-----------------------------------------------------------------------------------------------------------------------------------
3(b)(ii) ASSETS HELD BY ACQUIRING PERSON

   Not Applicable


-----------------------------------------------------------------------------------------------------------------------------------
3(c)  VOTING SECURITIES TO BE ACQUIRED
      3(c)(i) LIST AND DESCRIPTION OF VOTING SECURITIES AND LIST OF NON-VOTING SECURITIES:
         As a result of the acquisition, AGL Resources Inc. will hold 100% of the common stock, no par value per share, of NUI Corporation.  The total value of the transaction is approximately $220,000,000. (See Item 3(a).)




      3(c)(ii) TOTAL NUMBER OF SHARES OF EACH CLASS OF SECURITY:
         See Item 3(c)(i)



      3(c)(iii) TOTAL NUMBER OF SHARES OF EACH CLASS OF SECURITY BEING ACQUIRED:
         See Item 3(c)(i)


-----------------------------------------------------------------------------------------------------------------------------------

FTC FORM C4 (rev. 07/01/01)                                       4 of 16



-----------------------------------------------------------------------------------------------------------------------------------
NAME OF PERSON FILING NOTIFICATION                                                                      DATE
AGL Resources Inc.                                                                                      August 3, 2004
-----------------------------------------------------------------------------------------------------------------------------------
      3(c)(iv) IDENTITY OF PERSONS ACQUIRING SECURITIES:
          See Item 3(c)(i)









      3(c)(v) DOLLAR VALUE OF SECURITIES IN EACH CLASS BEING ACQUIRED:
         See Item 3(c)(i)









      3(c)(vi) TOTAL NUMBER OF EACH CLASS OF SECURITIES TO BE HELD AS A RESULT OF THE ACQUISITION:
          See Item 3(c)(i)


























-----------------------------------------------------------------------------------------------------------------------------------
3(d) SUBMIT A COPY OF THE MOST RECENT VERSION OF CONTRACT OR AGREEMENT (or letter of intent to merge or acquire)
                                  Agreement and Plan of Merger dated July 14, 2004
DO NOT ATTACH THIS DOCUMENT TO THIS PAGE           ATTACHMENT OR REFERENCE NUMBER OF CONTRACT OR AGREEMENT 3(d)
-----------------------------------------------------------------------------------------------------------------------------------

FTC FORM C4 (rev. 07/01/01)                                       5 of 16



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NAME OF PERSON FILING NOTIFICATION                                                                      DATE
AGL Resources Inc.                                                                                      August 3, 2004
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-----------------------------------------------------------------------------------------------------------------------------------
ITEM 4 PERSONS FILING NOTIFICATION MAY PROVIDE BELOW AN OPTIONAL INDEX OF DOCUMENTS REQUIRED TO BE SUBMITTED BY
        ITEM 4 (See Item by Item instructions). THESE DOCUMENTS SHOULD NOT BE ATTACHED TO THIS PAGE.

4(a) DOCUMENTS FILED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION     ATTACHMENT OR REFERENCE NUMBER

AGL Resources Inc. Current Report on Form 8-K, filed on July 29,
    2004                                                                                              4(a)(i)

AGL Resources Inc. Quarterly Report on Form 10-Q for the period ended June 30,
    2004                                                                                              4(a)(ii)

AGL Resources Inc. Current Report on Form 8-K, filed on July 29,
    2004                                                                                              4(a)(iii)

AGL Resources Inc. Current Report on Form 8-K, filed on July 15,
    2004                                                                                              4(a)(iv)

AGL Resources Inc. Current Report on Form 8-K, filed on April 28,
    2004                                                                                              4(a)(v)

AGL Resources Inc. Quarterly Report on Form 10-Q for the period ended March 31,
    2004                                                                                              4(a)(vi)

AGL Resources Inc. Current Report on Form 8-K, filed on April 28,
    2004                                                                                              4(a)(vii)

AGL Resources Inc. Current Report on Form 8-K, filed on April 28,
    2004                                                                                              4(a)(viii)

AGL Resources Inc. Proxy Statement, filed March 5, 2004                                               4(a)(ix)

AGL Resources Inc. Annual Report on Form 10-K for the period
    ended December 31, 2003                                                                           4(a)(x)

AGL Resources Inc. Current Report on Form 8-K, filed on January
    28, 2004                                                                                          4(a)(xi)

AGL Resources Inc. Current Report on Form 8-K, filed on January
    28, 2004                                                                                          4(a)(xii)

AGL Resources Inc. Current Report on Form 8-K, filed on January
    15, 2004                                                                                          4(a)(xiii)
-----------------------------------------------------------------------------------------------------------------------------------
4(b) ANNUAL REPORTS, ANNUAL AUDIT REPORTS, AND REGULARLY PREPARED BALANCE SHEETS   ATTACHMENT OR REFERENCE NUMBER

AGL Resources Inc. 2003 Annual Report, dated April 8, 2004                                               4(b)(i)

AGL Resources Inc. Annual Audit Report for the fiscal year ended
    December 31, 2003                                                                              See 4(a)(vii)

AGL Resources Inc. Balance Sheet for the quarterly period ended
    June 30, 2004                                                                                   See 4(a)(ii)


-----------------------------------------------------------------------------------------------------------------------------------
4(c) STUDIES, SURVEYS, ANALYSES, AND REPORTS                                       ATTACHMENT OR REFERENCE NUMBER

Project Derby Discussion Materials, regarding NUI Business and Acquisition
    Analysis, dated March 26, 2003 prepared by Bank of
    America                                                                                              4(c)(i)

Presentation Regarding Likely Acquisition Target, dated April 17,
    2003 prepared by members of AGL Resources Inc.'s Acquisition
    Development Team                                                                                    4(c)(ii)

Confidential Information Memo dated November, 2003 and prepared
    by Credit Suisse First Boston/Berenson                                                             4(c)(iii)

AGL Resources Inc. Affiliate Sequent Energy Management
    Presentation on Transaction Highlights for Sequent's Business,
    undated, prepared by AGL Resources Inc.                                                             4(c)(iv)


FTC FORM C4 (rev. 07/01/01)                                       6 of 16



-----------------------------------------------------------------------------------------------------------------------------------
NAME OF PERSON FILING NOTIFICATION                                                                      DATE
AGL Resources Inc.                                                                                      August 3, 2004
-----------------------------------------------------------------------------------------------------------------------------------
NUI Corporation Management Presentation on Operations - Energy
    Asset Management, dated as of January 2004, prepared by NUI
    Corporation                                                                                          4(c)(v)

NUI Corporation Discussion Materials, Management Presentation
    dated January, 2004 and prepared by Credit Suisse First
    Boston/Berenson                                                                                     4(c)(vi)

Discussion Materials for AGL Resources Inc.'s Board of Directors,
    dated July 13, 2004, prepared by Morgan Stanley                                                    4(c)(vii)

AGL Resources Inc. Acquisition of NUI Corporation, presentation to Investors, dated July 15, 2004, prepared by AGL Resources
    Inc.                                                                                              4(c)(viii)

-----------------------------------------------------------------------------------------------------------------------------------

































FTC FORM C4 (rev. 07/01/01)                                       7 of 16



-----------------------------------------------------------------------------------------------------------------------------------
NAME OF PERSON FILING NOTIFICATION                                                                      DATE
AGL Resources Inc.                                                                                      August 3, 2004
-----------------------------------------------------------------------------------------------------------------------------------
ITEM 5 (See the "References" listed in the General Instructions to the Form.  Refer to the North American Industry Classification
       System-United States, 1997 (1997 NAICS Manual) for the 6-digit (NAICS) industry codes.  Refer to the 1997 Numerical  List of
       Manufactured and Mineral Products (EC97M31R-NL) for the 7-digit product class codes and the 10-digit product codes.  Report revenues for the 7-digit product class codes and 10-digit product codes using the codes in the columns labeled "Product code." For further information on NAICS-based codes visit the www.census.gov web site.)

5(a) DOLLAR REVENUES BY INDUSTRY

         6-DIGIT          |                                                     |                 1997 TOTAL
      INDUSTRY CODE       |                        DESCRIPTION                  |              DOLLAR REVENUES
                          |                                                     |
                          |                                                     |
          221210          | Natural Gas Distribution                            |              $1,493,915,000
                          |                                                     |
                          |                                                     |
                          |                                                     |
                          |                                                     |
                          |                                                     |
                          |                                                     |
                          |                                                     |
                          |                                                     |
                          |                                                     |
                          |                                                     |
                          |                                                     |
                          |                                                     |
                          |                                                     |
                          |                                                     |
                          |                                                     |
                          |                                                     |
                          |                                                     |
                          |                                                     |
                          |                                                     |
                          |                                                     |
                          |                                                     |
                          |                                                     |
                          |                                                     |
                          |                                                     |
                          |                                                     |
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FTC FORM C4 (rev. 07/01/01)                                       8 of 16



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NAME OF PERSON FILING NOTIFICATION                                                                      DATE
AGL Resources Inc.                                                                                      August 3, 2004
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ITEM 5(b)(i) DOLLAR REVENUES BY MANUFACTURED PRODUCTS


         10-DIGIT                 |                                             |                  1997 TOTAL
       PRODUCT CODE               |                 DESCRIPTION                 |               DOLLAR REVENUES
                                  |                                             |
                                  |                                             |
             None                 |                                             |
                                  |                                             |
                                  |                                             |
                                  |                                             |
                                  |                                             |
                                  |                                             |
                                  |                                             |
                                  |                                             |
                                  |                                             |
                                  |                                             |
                                  |                                             |
                                  |                                             |
                                  |                                             |
                                  |                                             |
                                  |                                             |
                                  |                                             |
                                  |                                             |
                                  |                                             |
                                  |                                             |
                                  |                                             |
                                  |                                             |
                                  |                                             |
                                  |                                             |
                                  |                                             |
                                  |                                             |
                                  |                                             |
-----------------------------------------------------------------------------------------------------------------------------------

FTC FORM C4 (rev. 07/01/01)                                       9 of 16



-----------------------------------------------------------------------------------------------------------------------------------
NAME OF PERSON FILING NOTIFICATION                                                                      DATE
AGL Resources Inc.                                                                                      August 3, 2004
-----------------------------------------------------------------------------------------------------------------------------------
ITEM 5(b)(ii) PRODUCTS ADDED OR DELETED

                                                             |      |       |  YEAR  |
              DESCRIPTION (10-DIGIT PRODUCT CODE)            |  ADD | DELETE|   OF   |      TOTAL DOLLAR
                                                             |      |       | CHANGE |        REVENUES
                                                             |      |       |        |
None                                                         |      |       |        |
                                                             |      |       |        |
                                                             |      |       |        |
                                                             |      |       |        |
                                                             |      |       |        |
                                                             |      |       |        |
                                                             |      |       |        |
                                                             |      |       |        |
                                                             |      |       |        |
                                                             |      |       |        |
                                                             |      |       |        |
                                                             |      |       |        |
                                                             |      |       |        |
                                                             |      |       |        |
                                                             |      |       |        |
                                                             |      |       |        |
-----------------------------------------------------------------------------------------------------------------------------------
ITEM 5(b)(iii) DOLLAR REVENUES BY MANUFACTURED PRODUCT CLASS

         7-DIGIT             |                                                        |               YEAR
      PRODUCT CLASS          |                 DESCRIPTION                            |            [_______]
                             |                                                        |      TOTAL DOLLAR REVENUES
                             |                                                        |
            None             |                                                        |
                             |                                                        |
                             |                                                        |
                             |                                                        |
                             |                                                        |
                             |                                                        |
                             |                                                        |
                             |                                                        |
                             |                                                        |
                             |                                                        |
                             |                                                        |
                             |                                                        |
                             |                                                        |
                             |                                                        |
                             |                                                        |
                             |                                                        |
                             |                  (Item 5(b)(iii) continued on page 10) |
-----------------------------------------------------------------------------------------------------------------------------------

FTC FORM C4 (rev. 07/01/01)                                      10 of 16



-----------------------------------------------------------------------------------------------------------------------------------
NAME OF PERSON FILING NOTIFICATION                                                                      DATE
AGL Resources Inc.                                                                                      August 3, 2004
-----------------------------------------------------------------------------------------------------------------------------------
ITEM 5(b)(iii) DOLLAR REVENUES BY MANUFACTURED PRODUCT CLASS - CONTINUED

         7-DIGIT          |                                                     |                     YEAR
      PRODUCT CLASS       |                    DESCRIPTION                      |                  [_______]
                          |                                                     |            TOTAL DOLLAR REVENUES
                          |                                                     |
             None         |                                                     |
                          |                                                     |
                          |                                                     |
                          |                                                     |
                          |                                                     |
                          |                                                     |
                          |                                                     |
                          |                                                     |
                          |                                                     |
                          |                                                     |
                          |                                                     |
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ITEM 5(c) DOLLAR REVENUES BY NON-MANUFACTURING INDUSTRY

         6-DIGIT          |                                                     |                     YEAR
      INDUSTRY CODE       |                    DESCRIPTION                      |                   [_2003_]
                          |                                                     |            TOTAL DOLLAR REVENUES
                          |                                                     |
           221210         |  Natural Gas Distribution                           |                $1,722,138,000
                          |                                                     |
           517310         |  Telecommunications Reseller                        |                    $6,392,000
                          |                                                     |
                          |                                                     |
                          |                                                     |
                          |                                                     |
                          |                                                     |
                          |                                                     |
                          |                                                     |
                          |                                                     |
                          |                                                     |
-----------------------------------------------------------------------------------------------------------------------------------

FTC FORM C4 (rev. 07/01/01)                                      11 of 16



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NAME OF PERSON FILING NOTIFICATION                                                                      DATE
AGL Resources Inc.                                                                                      August 3, 2004
-----------------------------------------------------------------------------------------------------------------------------------
5(d) COMPLETE ONLY IF ACQUISITION IS IN THE FORMATION OF A JOINT VENTURE OR OTHER CORPORATION
-----------------------------------------------------------------------------------------------------------------------------------
    5(d)(I) NAME AND ADDRESS OF THE JOINT VENTURE OR OTHER CORPORATION

   N/A



-----------------------------------------------------------------------------------------------------------------------------------
    5(d)(ii)
       (A) CONTRIBUTIONS THAT EACH PERSON FORMING THE JOINT VENTURE OR OTHER CORPORATION HAS AGREED TO MAKE

   N/A



-----------------------------------------------------------------------------------------------------------------------------------
       (B) DESCRIPTION OF ANY CONTRACTS OR AGREEMENTS

   N/A



-----------------------------------------------------------------------------------------------------------------------------------
       (C) DESCRIPTION OF ANY CREDIT GUARANTEES OR OBLIGATIONS

   N/A



-----------------------------------------------------------------------------------------------------------------------------------
       (D) DESCRIPTION OF CONSIDERATION WHICH EACH PERSON FORMING THE JOINT VENTURE OR OTHER CORPORATION WILL RECEIVE

   N/A



-----------------------------------------------------------------------------------------------------------------------------------
    5(d)(iii) DESCRIPTION OF THE BUSINESS IN WHICH THE JOINT VENTURE OR OTHER CORPORATION WILL ENGAGE

   N/A



-----------------------------------------------------------------------------------------------------------------------------------
    5(d)(iv) SOURCE OF DOLLAR REVENUES BY 6-DIGIT INDUSTRY CODE (non-manufacturing) AND BY 7-DIGIT PRODUCT CLASS (manufacturing)

   N/A



-----------------------------------------------------------------------------------------------------------------------------------

FTC FORM C4 (rev. 07/01/01)                                      12 of 16



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NAME OF PERSON FILING NOTIFICATION                                                                      DATE
AGL Resources Inc.                                                                                      August 3, 2004
-----------------------------------------------------------------------------------------------------------------------------------
ITEM 6
  6(a) ENTITIES WITHIN PERSON FILING NOTIFICATION

AGL Resources Inc.                                      AGL Capital Corporation
Ten Peachtree Place                                     2325-B Renaissance Dr.
Atlanta, Georgia  30309                                 Las Vegas, Nevada  89119

AGL Networks, LLC                                       AGL Services Company
1200 Smith Street, #900                                 Ten Peachtree Place
Houston, TX  77002                                      Atlanta, Georgia  30309

Atlanta Gas Light Company                               Chattanooga Gas Company
Ten Peachtree Place                                     2207 Olan Mills Drive
Atlanta, Georgia  30309                                 Chattanooga, TN  37421

Georgia Natural Gas Company                             SouthStar Energy Services LLC
Ten Peachtree Place                                     817 West Peachtree Street
Atlanta, Georgia  30309                                 Atlanta, Georgia  30308

Sequent Energy Management, LP                           Virginia Natural Gas, Inc.
1200 Smith Street, #900                                 5100 East Virginia Beach Blvd.
Houston, TX  77002                                      Norfolk, VA  23502

AGL Investments, Inc.                                   Pivotal Propane of Virginia, Inc.
Ten Peachtree Place                                     1200 Smith Street, #900
Atlanta, Georgia  30309                                 Houston, TX  77002








-----------------------------------------------------------------------------------------------------------------------------------
  6(b) SHAREHOLDERS OF PERSON FILING NOTIFICATION

Name and Address of Beneficial                  Shares of Common Stock                  Percent of Class
Owner                                           Beneficially Owned


AGL Resources Inc. Retirement                              3,863,532(1)                                6.0%
Savings Plus Plan
P.O. Box 4569
Atlanta, Georgia 30302

American Century Investment                                4,020,988(2)                                6.2%
Management, Inc.
4500 Main Street
P.O. Box 418210
Kansas City, Missouri 64111

(1)  As of December 31, 2003.


(2)  Based on a Schedule 13G/A dated February 13, 2004, in which American
     Century Investment Management, Inc. reported that it had sole voting power with respect to 3,958,741 of these shares and sole dispositive power with respect to all 4,020,988 shares.





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FTC FORM C4 (rev. 07/01/01)                                      13 of 16



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NAME OF PERSON FILING NOTIFICATION                                                                      DATE
AGL Resources Inc.                                                                                      August 3, 2004
-----------------------------------------------------------------------------------------------------------------------------------
  6(c) HOLDINGS OF PERSON FILING NOTIFICATION

  None













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ITEM 7  DOLLAR REVENUES
  7(a) 6-DIGIT NAICS CODE AND DESCRIPTION

  221210 Natural Gas Distribution













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  7(b) NAME OF EACH PERSON WHICH ALSO DERIVED DOLLAR REVENUES

  NUI Corporation

















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FTC FORM C4 (rev. 07/01/01)                                      14 of 16



-----------------------------------------------------------------------------------------------------------------------------------
NAME OF PERSON FILING NOTIFICATION                                                                      DATE
AGL Resources Inc.                                                                                      August 3, 2004
-----------------------------------------------------------------------------------------------------------------------------------
  7(c) GEOGRAPHIC MARKET INFORMATION

 7(c)(i)      N/A
 7(c)(ii)     221210 - Georgia, Tennessee, Virginia.  Sequent Energy Management, LP
              manages assets and properties nationwide and conducts its operations in Texas
 7(c)(iii)    N/A
 7(c)(iv)     N/A
 7(c)(v)      N/A
 7(c)(vi)     N/A

















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ITEM 8  PRIOR ACQUISITIONS (to be completed by acquiring person only)

Not Applicable





















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FTC FORM C4 (rev. 07/01/01)                                      15 of 16



-----------------------------------------------------------------------------------------------------------------------------------
NAME OF PERSON FILING NOTIFICATION                                                                      DATE
AGL Resources Inc.                                                                                      August 3, 2004
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                   CERTIFICATION
-----------------------------------------------------------------------------------------------------------------------------------

     This  NOTIFICATION  AND REPORT FORM,  together with any and all appendices and  attachments  thereto,  was prepared and assembled  under my supervision in accordance with  instructions  issued by the Federal Trade
     Commission.  Subject to the  recognition  that,  where so indicated,  reasonable  estimates have been made because  books and  records do not  provide  the  required  data,  the  information  is, to the best of my knowledge, true, correct, and complete in accordance with the statute and rules.

-----------------------------------------------------------------------------------------------------------------------------------
NAME (Please print or type)                                                  | TITLE
                                                                             |
Richard T. O'Brien                                                           | Executive Vice President and Chief
                                                                             | Financial Officer
                                                                             |
                                                                             |
-----------------------------------------------------------------------------------------------------------------------------------
SIGNATURE                                                                    | DATE
                                                                             |
                                                                             | August 3, 2004
                                                                             |
-----------------------------------------------------------------------------------------------------------------------------------


Subscribed and sworn to before me at the City of _______________, State of _______________

   this  _______________day of _______________,  the year __________

   Signature __________________________________

   My Commission expires __________________________


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        [SEAL]




















FTC FORM C4 (rev. 07/01/01)                                      16 of 16